   INVESTMENT ADVISERS

   INTRUST FINANCIAL SERVICES, INC.

   BARCLAYS GLOBAL FUND ADVISORS

                                    QUESTIONS?
                            Call 1-888-266-8787 or your
                            investment representative.

                                 NESTEGG FUNDS

                                   PROSPECTUS
                                 JUNE 30, 2001,
                                AS SUPPLEMENTED
                         APRIL 1, 2002 AND MAY 17, 2002

                       NESTEGG CAPITAL PRESERVATION FUND
                               NESTEGG 2010 FUND
                               NESTEGG 2020 FUND
                               NESTEGG 2030 FUND
                               NESTEGG 2040 FUND

                                   SERIES OF
                       AMERICAN INDEPENDENCE FUNDS TRUST

                              [NESTEGG FUNDS LOGO]

                                 PREMIUM CLASS
                     THE SECURITIES AND EXCHANGE COMMISSION
                   HAS NOT APPROVED OR DISAPPROVED THE SHARES
                   DESCRIBED IN THIS PROSPECTUS OR DETERMINED
                      WHETHER THIS PROSPECTUS IS ACCURATE
                     OR COMPLETE. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.
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                                                              TABLE OF CONTENTS

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
                                                RISK/RETURN SUMMARY AND FUND EXPENSES

                                   [ICON]
Carefully review this                            3-12  NestEgg Funds
important section, which
summarizes each Fund's
investments, risks and fees.

                                                INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                                   [ICON]
Review this section for a                       13-19  NestEgg Funds
more detailed discussion of
each Fund's investment
objectives, strategies and
risks.

                                                FUND MANAGEMENT

                                   [ICON]
Review this section for                            20  The Investment Adviser
details on the people and                          21  Adviser to the Master Portfolios
organizations who oversee                          21  The Distributor and Administrator
the Funds.

                                                SHAREHOLDER INFORMATION

                                   [ICON]
Review this section for                            22  Pricing of Fund Shares
shareholder information                            23  Purchasing and Adding to Your Shares
details on how shares are                          26  Selling Your Shares
valued, how to purchase,                           27  General Policies on Selling Shares
sell and exchange shares and                       29  Distribution Arrangements
payments of dividends and                          30  Distribution (12b-1) Fees
distributions.                                     30  Service Organization Fees
                                                   31  Master-Feeder Fund Arrangements
                                                   31  Dividends, Distributions and Taxes
                                                   32  Exchanging Your Shares

                                                BACK COVER

                                   [ICON]
                                                       Where to Learn More About the Funds
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  RISK/RETURN SUMMARY AND FUND EXPENSES

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                                               NESTEGG FUNDS

   NESTEGG OVERVIEW

   The NestEgg Funds(1) (individually a "Fund", collectively the "Funds") offer investors comprehensive ASSET ALLOCATION investment strategies tailored to the time when they expect to begin withdrawing assets. Each NestEgg Fund invests in a combination of stocks, bonds and short-term money market instruments in proportions suggested by its own comprehensive asset allocation strategy which gradually becomes more conservative as the year in the Fund's name approaches.

   Your ASSET ALLOCATION, or investment mix, is the distribution of your investments among broad classes of assets: stocks, bonds and money-market instruments.

    INVESTMENT OBJECTIVES             Each Fund seeks to maximize assets for retirement or other purposes, consistent with the QUANTITATIVELY MEASURED RISK
    QUANTITATIVELY MEASURED RISK      that investors on average may be willing to accept given
    gauges both the frequency         their investment time horizon. Each Fund has its own TIME
    and degree to which an asset      HORIZON which affects the acceptable risk level of the Fund
    class will perform below the      and, in turn, its asset allocation.
    long-term expected average.
                                      Specifically:
    An investment's TIME HORIZON
    marks the point when              - NESTEGG CAPITAL PRESERVATION FUND is managed for investors
    investors plan to start             seeking income and moderate long-term growth of capital.
    making net withdrawals. As a
    general rule, investors with      - NESTEGG 2010 FUND is managed for investors planning to
    a longer time horizon have a        retire (or begin to withdraw substantial portions of their
    greater tolerance for risk          investment) approximately in the year 2010.
    than investors with a
    shorter time horizon.             - NESTEGG 2020 FUND is managed for investors planning to
    Long-term investors are more        retire (or begin to withdraw substantial portions of their
    likely to accept a greater          investment) approximately in the year 2020.
    risk of short-term loss for
    the opportunity of achieving      - NESTEGG 2030 FUND is managed for investors planning to
    greater long-term gains.            retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.
                                      - NESTEGG 2040 FUND is managed for investors planning to
                                        retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

   (1) Each NestEgg Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective as the Fund. For simplicity's sake, all discussion of investment objectives, strategies and risks of a particular NestEgg Fund refers also to the objectives, strategies and risks of its corresponding
       Master Portfolio, unless otherwise indicated. INTRUST Financial Services,
       Inc. (INTRUST or the Adviser) serves as Investment Adviser to the NestEgg
       Funds in selecting the Master Portfolios and continuously reviewing and supervising their investment program and monitoring their performance.
       Barclays Global Fund Advisors (BGFA) serves as Investment Adviser to the
       Master Portfolios in making day-to-day decisions on buying and selling securities and conducting research. The term "we" is used throughout this prospectus to refer to either or both Investment Advisers.

                                                                               3
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                                               NESTEGG FUNDS
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  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [ICON]



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
    PRINCIPAL INVESTMENT              The NestEgg Funds pursue a common strategy of allocating and
    STRATEGIES COMMON TO              reallocating investments among INDEXES representing stocks,
    ALL NESTEGG FUNDS                 bonds and money market instruments. The Funds with longer
    INDEXES are composed of           time horizons invest more of their assets in stocks to
    groups of securities chosen       provide the opportunity for capital appreciation over the
    to represent an entire stock      long term. The Funds with shorter time horizons invest more
    or bond market, or a major        heavily in bonds and money market instruments to reduce risk
    market segment. Indexes may       and price volatility. The Funds with shorter time horizons
    include securities that meet      also have lower expected returns than the Funds with longer
    objective criteria, such as       time horizons.
    country of origin, industry
    sector or company size.           The strategies go further, allocating assets among 16
    Including a security in an        indexes within investment classes. Some of the indexes are
    index means merely that it        well-known broad-based market indexes, such as the S&P 500
    has satisfied the selection       Index of large company stock. Others were specifically
    criteria. It implies no           created by Barclays Global Investors, N.A. (BGI) to reflect
    expectation about                 a particular market segment, such as the smallest 5% of
    anticipated performance,          publicly traded companies. Some of these indexes consist of
    good or bad.                      intermediate and long-term bonds, including investment grade bonds that have been rated within the four highest rating
                                      categories by a nationally recognized statistical rating
                                      organization such as Standard & Poor's Corporation or
                                      Moody's Investor Service, Inc. (Moody's), corporate debt and government obligations (which include mortgage-backed
                                      securities). And some of these indexes include foreign
                                      securities and depositary receipts. The Funds also may
                                      invest in money market instruments. This broad
                                      diversification is designed to produce the highest expected returns for a given level of risk. Expected returns do not necessarily translate into actual returns.

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                                               NESTEGG FUNDS
                                               CONTINUED

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [ICON]



    ASSET ALLOCATION DECISIONS        In buying securities for each NestEgg Fund, we do not select individual companies. Instead, we use an investment model
                                      that focuses on selecting a mix of indexes by measuring
                                      their risk level and expected returns based on a proprietary set of criteria that analyzes extensive financial and
                                      economic data (such as market interest rates and inflation data), as well as risk correlation and expected return
                                      statistics. We then allocate the portion of each Fund's
                                      assets to money market instruments and to securities which comprise each index we think is appropriate for that Fund.
                                      Where feasible, we buy all the securities that comprise the index, otherwise we buy a representative sample. We seek to match the index's return as closely as possible. We do not try to avoid underperforming investments, and we do not try to pick individual investments that might outperform the
                                      index.
                                      This strategy stems from our belief that asset allocation
                                      decisions (choosing between stocks and bonds) matter more to overall investment performance than individual security
                                      selection (which particular stock or bond you choose).
    RISK TOLERANCE                    Two general rules of investing shape the NestEgg Funds'
                                      strategies:
                                      - The greater an investment's potential return, the greater its potential loss. Historically, for example, stocks have outgained bonds, but the worst year for stocks on record
                                        was much worse than the worst year for bonds.
                                      - Investors with longer time horizons have greater risk
                                        tolerance because their investments have more time to recoup any losses.
                                      We take more risks in the NestEgg Funds with longer time
                                      horizons. This assumption of greater risks is linked with
                                      these Funds' pursuit of greater returns. As each NestEgg
                                      Fund approaches its time horizon, and its investors have
                                      less time to recover from market declines, we systematically reduce the level of risk. This systematic shift toward more conservative investments is designed to help stabilize the value of your NestEgg investment as the time nears for you to begin drawing on it.

                                                                               5
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                                               NESTEGG FUNDS
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  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [ICON]

                                      The investment model does not limit the analysis to the
                                      long-term trends, however. We also take into account current market conditions. If conditions in a market have increased risk levels of an investment class or index to a point that its risk outweighs its expected returns, we will not
                                      allocate as much of the NestEgg Fund's assets to it as we
                                      otherwise might. Conversely, we may reduce a NestEgg Fund's allocation to an investment class or index, even when risks have not increased, because its expected return has fallen.
                                      This usually happens because prices in a market have risen to the point that potential for further gains appears
                                      limited.
    AFTER A NESTEGG FUND REACHES      By the time a NestEgg Fund reaches the decade identified by
    ITS TIME HORIZON                  its name, such as the NestEgg Capital Preservation Fund, it has tilted as far as it will go in favor of capital
                                      preservation at the expense of capital return. This does not mean that it invests exclusively in money market
                                      instruments. Rather, because we believe most investors are still willing to take some risks in pursuing returns even
                                      while drawing on their investments, we continue to allocate a portion of the Fund's assets to stocks and bonds, in
                                      addition to money market instruments. On average, we expect that about 20% of the Fund's assets will be invested in
                                      stock, with the rest in bonds and money market instruments.
                                      Effective December 4, 2001, the "normal" equity asset
                                      allocation percentage for the Portfolios increased from 20%
                                      to approximately 35% for each Portfolio that has reached its time horizon. This change represents a material increase in the equity exposure to, and risk characteristics of, these
                                      Portfolios.
    PRINCIPAL INVESTMENT              NESTEGG CAPITAL PRESERVATION FUND is designed to maintain
    STRATEGIES FOR EACH               the lowest risk levels of all the NestEgg Funds. The NestEgg
    NESTEGG FUND                      Capital Preservation Fund continues to allocate a portion of its assets to stocks (approximately 35%) and bonds in
                                      addition to money market instruments, because we believe
                                      that most investors are still willing to take some risks in pursuing returns even while drawing on their investments. On average, we expect that about 35% of this Fund's assets will be invested in stocks, with the rest in bonds and money
                                      market instruments.
                                      NESTEGG 2010 FUND is designed to produce high total return for investors expecting to begin withdrawing assets around the year 2010. As of February 28, 2001, the NestEgg 2010
                                      Fund holds about 39% of its assets in stocks, 46% of its
                                      assets in bonds, and the rest of its assets in money market instruments. As the year 2010 approaches, the Fund will
                                      increasingly resemble the NestEgg Capital Preservation Fund.
                                      NESTEGG 2020 FUND is designed to produce high total return for investors expecting to begin withdrawing assets around the year 2020. As of February 28, 2001, the NestEgg 2020
                                      Fund currently holds about 62%

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                                               NESTEGG FUNDS
                                               CONTINUED

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [ICON]

                                      of its assets in stocks, 29% of its assets in bonds, and the rest of its assets in money market instruments. As the
                                      stated time horizon approaches, the allocation will become less risky and have lower expected returns.
                                      NESTEGG 2030 FUND is designed to produce high total return for investors expecting to begin withdrawing assets around the year 2030. As of February 28, 2001, the NestEgg 2030
                                      Fund currently holds about 78% of its assets in stocks, 16%
                                      of its assets in bonds, and the rest of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower
                                      expected returns.
                                      NESTEGG 2040 FUND is designed to produce high total return for investors expecting to begin withdrawing assets around the year 2040. As of February 28, 2001, the NestEgg 2040
                                      Fund currently holds about 94% of its assets in stocks, 5%
                                      of its assets in bonds, and a small portion of its assets in money market instruments. As the stated time horizon
                                      approaches, the allocation will become less risky and have lower expected returns.

    PRINCIPAL RISK FACTORS            Each Fund has a different level of risk and the amount of
                                      risk is reflected in its name. The Funds with shorter time horizons (NestEgg Capital Preservation, NestEgg 2010, and
                                      NestEgg 2020) will tend to be less risky and have lower
                                      expected returns than the Funds with longer time horizons
                                      (NestEgg 2030 and NestEgg 2040).
                                      Each of the NestEgg Funds presents each of the risk factors described below. Depending on the NestEgg Fund's time
                                      horizon, it presents these risk factors to varying degrees.
                                      For example, to the extent that a Fund emphasizes stocks, it presents a higher degree of Stock Investment Risk.
                                      Conversely, to the extent that a Fund emphasizes bonds, it presents a higher degree of Bond Investment Risk.
                                      The value of each NestEgg Fund's investments, and the value of your investments in a NestEgg Fund will fluctuate with
                                      market conditions. You may lose money on your investment in a NestEgg Fund, or the Fund could underperform other
                                      investments. Other risks include:

    STOCK INVESTMENT RISK             The NestEgg Funds are subject to the risks of stock
                                      investing. These include both short-term and prolonged price declines in the markets. Mid- to small-cap stocks tend to
                                      present greater risks than large-cap stocks because they are generally more volatile and can be less liquid. Because the
                                      NestEgg Funds do not select individual companies within each index, the NestEgg Funds hold stock in companies that
                                      present risks that an investment adviser researching
                                      individual stocks might seek to avoid.

                                                                               7
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                                                [ICON]



         BOND INVESTMENT RISK         The bonds held by the NestEgg Funds are subject to the risks of fixed income investing. Although these risks include
                                      short-term and prolonged price declines, such price declines in the bond market have historically been less severe than stock declines. Because the NestEgg Funds do not select
                                      individual bonds within each index, the NestEgg Funds may
                                      hold bonds that an investment adviser researching individual bond issuers might seek to avoid.

         CREDIT RISK                  Bonds also face credit risk. Credit risk is the risk that
                                      the borrowers that issued a bond may not repay principal or interest when due. U.S. Treasury bonds have minimal credit risk because they are backed by the U.S. government's full faith and credit. However, not all securities issued by
                                      government agencies are backed by the government's full
                                      faith and credit. Additionally, corporate bonds are subject to greater credit risk than U.S. government bonds.

         INTEREST RATE RISK           Interest rate risk is the chance that bond prices will
                                      decline over short or even long periods due to rising
                                      interest rates. All bonds, including those issued by the
                                      government and its agencies, are subject to interest rate
                                      risk. Their prices tend to move in the opposite direction
                                      from market interest rate movements. When interest rates are going up, bond prices tend to fall. Bonds with longer
                                      maturities are affected more by interest rate movements than bonds with shorter maturities, bonds with interest rate
                                      reset provisions, notes or money market instruments. Each
                                      Fund may also invest in mortgage-backed securities which are also subject to prepayment risk. The ability of an issuer of such a security to repay principal prior to a security's
                                      maturity can cause duration changes and greater price
                                      volatility in response to interest rate changes.

         RISKS OF FOREIGN             The Funds invest in foreign securities, including emerging
         INVESTMENT                   market investments, which are subject to additional risks.
                                      Foreign securities often trade on markets that have less
                                      reliable information available and lower transaction volumes than markets in the United States. Consequently, stock and bond prices can be more volatile and more difficult to
                                      value. Investing in foreign markets is generally more
                                      expensive, due to currency exchange costs, higher
                                      commissions on trades and higher custodial fees. Currencies may weaken relative to the U.S. dollar, eroding the dollar value of investments denominated in those currencies.

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                                               NESTEGG FUNDS
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  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [ICON]



         MODEL RISK                   Although the model used to manage the NestEgg Funds' assets has been developed and refined over many years, we can offer no assurance that its recommended allocation will either
                                      maximize returns or minimize risks. Nor can we offer
                                      assurance that a recommended allocation will prove the ideal allocation in all circumstances for every investor with a
                                      particular time horizon.

    DIFFERENCES AMONG FUNDS           The NestEgg Capital Preservation and the NestEgg 2010 Funds
                                      are currently subject to the highest levels of Bond
                                      Investment Risk of all of the NestEgg Funds. The NestEgg
                                      2020 Fund is currently subject to a significant level of
                                      Bond Investment Risk, but less than the NestEgg Capital
                                      Preservation and NestEgg 2010 Funds. The NestEgg 2030 and
                                      the NestEgg 2040 Funds currently have the lowest levels of
                                      Bond Investment Risk, although they are not free of such
                                      risk altogether.
                                      The NestEgg 2040, NestEgg 2030 and the NestEgg 2020 Funds,
                                      in descending order, are subject to the highest levels of
                                      Stock Investment Risk and Foreign Investment Risk. The
                                      NestEgg 2010 Fund also currently has a significant level of
                                      Stock Investment Risk and Foreign Investment Risk, but less than the NestEgg 2040, NestEgg 2030 and the NestEgg 2020
                                      Funds. The NestEgg Capital Preservation currently has the
                                      lowest level of Stock Investment Risk and Foreign Investment
                                      Risk, although it is not free of such risks altogether.
                                      All of the Funds are subject to Model Risk and the
                                      additional risks described below under "A Further Discussion of Risk" and in the Funds' Statement of Additional
                                      Information.

    NO TEMPORARY DEFENSIVE            We normally allocate a portion of each NestEgg Fund's assets
    POSITIONS                         to money market instruments, but we will not adopt
                                      "defensive positions." This means that we expect to remain invested in stocks and bonds even when market conditions
                                      might seem to suggest temporarily holding more assets in
                                      cash or money market instruments than usual.
                                      An investment in the NestEgg Funds is not a bank deposit or obligation of INTRUST Bank N.A., BGFA or BGI. They are not guaranteed or endorsed by the Federal Deposit Insurance
                                      Corporation or any other government agency.

    PERFORMANCE INFORMATION           This is a new class of the Funds for which performance
                                      information may not be disclosed during its first year of
                                      operations.

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                                               NESTEGG FUNDS
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  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [ICON]



    WHO MAY WANT TO INVEST?           WHICH NESTEGG FUND TO CONSIDER. In making your investment
                                      decision, you should keep in mind:
                                      - Each NestEgg Fund's investment strategy derives from the risk tolerance of average investors with a particular time horizon.
                                      - Each NestEgg Fund's time horizon is the decade that begins with the year in its name.
                                        Based strictly on statistical considerations, then, you
                                      would want to invest in the NestEgg Fund corresponding to
                                      the decade when you expect to begin withdrawing your
                                      investment (2010, 2020, etc.). But statistical
                                      considerations alone may not govern your investment
                                      decision, and the five NestEgg Funds allow for that, too. If you are willing to assume greater risk, you might direct
                                      some or all of your assets to a NestEgg Fund with a longer time horizon. If you desire a more secure investment, and
                                      are willing to forego some potential returns, you might
                                      direct some or all of your assets to a NestEgg Fund with a shorter time horizon. The final choice is yours.

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                                               NESTEGG FUNDS
                                               CONTINUED

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [ICON]

   Effective May 17, 2002, the Board of Trustees of the American Independence Funds Trust approved a 1.50% sales charge on purchases of shares of the NestEgg Funds' Premium Class and is reflected in the "Shareholder Transaction Expenses" below and the "Expenses Example" in the following page. As an investor in each NestEgg Fund, you will pay the following fees and expenses when you buy and hold shares. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

                                               FEES AND EXPENSES
                                               PREMIUM SHARES

                                                    CAPITAL
       SHAREHOLDER TRANSACTION EXPENSES            PRESERVATION    2010     2020     2030     2040
       (FEES PAID BY YOU DIRECTLY)

       Maximum Sales Charge (Load)
       Imposed on Purchases (as a
       percentage of offering price)                  1.50%       1.50%    1.50%    1.50%    1.50%

       ANNUAL FUND OPERATING EXPENSES
       (FEES PAID FROM FUND ASSETS)

       Management fee(1)                              0.50%       0.50%    0.50%    0.50%    0.50%
       Distribution (12b-1) fee                       0.75%       0.75%    0.75%    0.75%    0.75%
       Service Organization fee                       0.25%       0.25%    0.25%    0.25%    0.25%
       Other expenses(1)                              0.92%       0.56%    0.39%    0.71%    0.66%
       Total Fund Operating expenses(2)               2.42%       2.06%    1.89%    2.21%    2.16%
       Fee Waiver/Expense Reimbursement               0.57%       0.21%    0.04%    0.36%    0.31%
       Net Expenses(2)                                1.85%       1.85%    1.85%    1.85%    1.85%

   (1) Effective July 1, 2001 the advisory fee payable to Barclays Global Fund Advisors was reduced contractually to 0.35%. At least until June 30, 2002, INTRUST and BISYS are contractually waiving a portion of their management and distribution fees due from the Fund to the extent necessary to limit total operating expenses to 1.85% for Premium Shares.
   (2) The NestEgg Funds each pay BISYS a 0.20% administration fee and each Master Portfolio pays advisory and administrative fees, of which each NestEgg Fund bears its pro-rata portion. The Fund's Board of Trustees believes that the aggregate per share expenses of each NestEgg Fund and the respective Master Portfolio will be approximately equal to the expenses such Fund would incur if its assets were invested directly in securities of its own portfolio. Management fees are 0.35% at the Master Portfolio level and 0.15% at the NestEgg Fund level. Total expenses have been restated to reflect the reduction in the advisory fee.

                                                                              11
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                                               NESTEGG FUNDS
                                               CONTINUED

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [ICON]

   Use the table below to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

     - $10,000 investment
     - 5% annual return
     - redemption at the end of each period
     - no changes in each NestEgg Fund's operating expenses except the expiration of the current contractual fee waivers on June 30, 2002.

   Because this example is hypothetical and for comparison only, your actual costs will be different.

   EXPENSE EXAMPLE

                                                        1       3
      NESTEGG FUNDS                                   YEAR   YEARS
      PREMIUM SHARES         CAPITAL PRESERVATION     $335   $840
                                     2010             $335   $766
                                     2020             $335   $731
                                     2030             $335   $797
                                     2040             $335   $787

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

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                                                  [ICON]

                                                NESTEGG FUNDS
   THE NESTEGG GOAL
   With their comprehensive and methodical allocation strategies, the NestEgg Funds can serve as the core of an investor's portfolio, not just as one element.

   The NestEgg Funds seek to maximize assets for retirement or other purposes consistent with the quantitatively measured risk that investors, on average, may be willing to accept given their investment time horizons. We attempt to manage the investment risk in each NestEgg Fund for investors whose time horizons correspond to the particular NestEgg Fund's name: NestEgg Capital Preservation for investors who are seeking income and moderate long-term growth of capital; and NestEgg 2040 for investors who plan to begin withdrawing a substantial portion of their investment in the decade beginning in the year 2040. Effective December 4, 2001, each Fund's investment objective converted from fundamental to non-fundamental, meaning that they are subject to future changes without prior shareholder approval.

   THE BGFA INVESTMENT MODEL
   Each NestEgg Fund seeks to achieve its goal through an investment strategy that relies on BGFA's proprietary investment model. The model, developed in 1993 and continuously refined, combines:

      - comprehensive data on the returns of the world's equity and bond markets

      - the statistical risk of losses in each of these markets

      - information on how these risks correlate: whether, for example, the cyclical ups and downs in one market, such as bonds, tend to moderate or amplify the cyclical ups and downs in another, such as stocks of large US companies

   The model sets the NestEgg Funds' strategic allocation targets. From an extensive database, it calculates the expected return over time for a range of asset allocations. Then the model selects the allocation, or investment mix, with the highest expected return for a statistically determined risk of loss.

   A NestEgg Fund's allocation may shift significantly in response to changing market conditions -- since the Funds' investment approach allows us to adjust the strategic allocation according to short-term investment considerations. If research reveals that opportunities in a particular stock or bond market seem unusually attractive, we may add to that market's model allocation. Conversely, if research reveals that opportunities in a market do not support long-term expectations, or do not measure up to opportunities elsewhere, we may reduce the allocation suggested by the model.

   Long-term strategic considerations generally account for about 75% of a NestEgg Fund's asset allocation and the short-term outlook accounts for about 25%.

                                                NESTEGG FUNDS
                                                CONTINUED

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                                                  [ICON]

   HOW IT WORKS:  SPENDING YOUR "RISK BUDGET" WISELY
   One way to understand how we adjust NestEgg Funds' asset allocation is to regard the statistically determined risk in each Fund as its "risk budget." Each Fund's analysis of investor needs begins from how much its investors can afford to lose -- not from their investments' likely returns. This tolerance for loss is the Fund's risk budget.

   Different investment allocations can have the same risk of loss but with different expected returns. We seek the Fund allocations that offer the highest expected return while keeping within a Fund's statistically determined risk of loss. In other words, the Funds seek the highest expected return in exchange for the various levels of risk most investors that share the Funds' time horizons are willing to take.

   Remember, expected returns are not guaranteed returns. They are average projections based on comprehensive research and accepted principles of market behavior. Likewise, statistically determined risk covers the most likely scenarios, but it does not cover all possible losses.

   PRINCIPAL INVESTMENTS
   The charts below illustrate the actual asset allocation as of fiscal year-end February 28, 2001 for each NestEgg Fund. They demonstrate the far-reaching diversity of a NestEgg investment.

   NESTEGG ASSET WEIGHTINGS
   (as of February 28, 2001)

                     [PIE CHART] NestEgg Capital Preservation
              Stocks of Issuers Located Outside the United States 4%
                      Stocks of the Largest US Companies 12%
               Stock of All Other Publicly Traded US Corporations 3%
                                     Bonds 54%
                           Money Market Instruments 27%



                             [PIE CHART] NestEgg 2010
              Stocks of Issuers Located Outside the United States 8%
                      Stocks of the Largest US Companies 29%
              Stocks of All Other Publicly Traded US Corporations 2%
                                     Bonds 46%
                           Money Market Instruments 15%



                             [PIE CHART] NestEgg 2020
              Stocks of Issuers Located Outside the United States 13%
                      Stocks of the Largest US Companies 45%
              Stocks of All Other Publicly Traded US Corporations 5%
                                     Bonds 29%
                            Money Market Instruments 8%



                             [PIE CHART] NestEgg 2030
              Stocks of Issuers Located Outside the United States 16%
                      Stocks of the Largest US Companies 56%
              Stocks of All Other Publicly Traded US Corporations 5%
                                     Bonds 17%
                            Money Market Instruments 6%



                             [PIE CHART] NestEgg 2040
              Stocks of Issuers Located Outside the United States 21%
                      Stocks of the Largest US Companies 65%
              Stocks of All Other Publicly Traded US Corporations 8%
                                     Bonds 5%
                            Money Market Instruments 1%

                                                NESTEGG FUNDS
                                                CONTINUED

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                                                  [ICON]

   The NestEgg Funds may invest in all the following widely recognized asset classes:
      - money market instruments
      - bonds
      - stocks of the largest US companies
      - stocks of all other publicly traded US corporations
      - stocks that trade outside the United States
      - mortgage related securities

   Within stocks and bonds are sub-categories of securities:

      - US government bonds, bonds issued by corporations, mortgage-backed securities and foreign bonds form four separate sub-categories of bond investments. The first two sub-categories are further subdivided by maturity: long-term and intermediate-term.
      - US stocks can be divided according to the value of their outstanding stock (or capitalization), into large-cap, mid-cap and small-cap groupings.
      - Utilities -- closely regulated power generating companies -- are generally mid-size, but their performance has differed enough from other mid-cap stocks to warrant a distinct grouping.
      - Micro-cap stocks -- the smallest 5% of publicly traded companies -- constitute their own grouping apart from the rest of the small-cap universe.
      - We can cut each of the stock capitalization groupings in half according to their price-to-book ratio -- the ratio of the value of their traded stock to the book value of their plant, equipment and other tangible assets. We consider the half with the higher price-to-book ratio growth stocks and the half with the lower price-to-book ratio value stocks.

                                                NESTEGG FUNDS
                                                CONTINUED

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                                                  [ICON]

   MODEL-DRIVEN DECISIONS
   We allocate each NestEgg Fund's assets across investment groups according to a sophisticated mathematical model that we developed in 1993, and have continually refined. Our investment professionals conduct ongoing research to enhance the model, and to ensure that we are keeping pace with the world's constantly changing financial markets. Using this model, we gain a consistent and objective structure for making investment decisions. Unlike traditional investment funds that employ a portfolio manager who makes decisions on a more subjective basis, BGFA applies a scientific approach to investing through the use of such models.

   Conventional asset allocation targets only the three broadest asset classes -- money market investments, bonds and stocks. Comprehensive asset allocation distributes investments methodically among the full range of asset classes. The charts below list the indexes we have adopted or constructed to track the performance of each of the asset classes in which the NestEgg Funds may invest.

   INVESTMENT-GRADE BOND(1) MARKET INDEXES

     SUB-CATEGORY                         MATURITY(2) RANGE                     INDEX PROVIDER
     Long-term government                 10 years or more                      Lehman Brothers(3)
     Intermediate-term government         More than 1 year/less than 10         Lehman Brothers(3)
                                          years
     Long-term corporate                  10 years or more                      Lehman Brothers(3)
     Intermediate-term corporate          More than 1 year/less than 10         Lehman Brothers(3)
                                          years
     Mortgage-backed(4)                   More than 1 year                      Lehman Brothers(3)
     Non-US world government              One year or more                      Salomon Brothers(3)

   (1) Investment-Grade Bonds rank in the four highest categories, according to the statistical criteria established by rating services, such as Moody's Investors Service and Standard & Poor's Corp., to determine a bond's creditworthiness and a bond issuer's financial strength.

   (2) Maturity measures the number of years from the time a borrower issues a bond to the date when the borrower must fully repay the loan, interest included.

   (3) Lehman Brothers, Inc. and Salomon Brothers do not sponsor the NestEgg Funds or their Master Portfolios, nor are they affiliated in any way with BGFA or INTRUST.

   (4) All fixed-coupon mortgage pass-throughs issued by the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation.

                                                NESTEGG FUNDS
                                                CONTINUED

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                                                  [ICON]

   STOCK MARKET INDEXES

     CAPITALIZATION              GROWTH/ VALUE                STOCK MARKET               INDEX PROVIDER
     Large                       Value                        United States              S&P/BARRA*
     Large                       Growth                       United States              S&P/BARRA*
     Large                       Both                         Major world markets,       Morgan Stanley Capital
                                                              excluding Japan            International**
     Large                       Both                         Japan                      Morgan Stanley Capital
                                                                                         International**
     Medium                      Value                        United States              BGFA
     Medium                      Growth                       United States              BGFA
     Medium                      Electrical power and         United States              BGFA
                                 utility companies
     Small                       Value                        United States              BGFA
     Small                       Growth                       United States              BGFA
     Smallest 5%                 Both                         United States              BGFA

   * Neither S&P nor BARRA sponsors the NestEgg Funds or their Master Portfolios, nor are they affiliated in any way with BGFA or INTRUST.

   ** Morgan Stanley Capital International does not sponsor the NestEgg Funds or their Master Portfolios, nor are they affiliated in any way with BGFA or INTRUST.

   OPTIMIZING THE NESTEGG FUNDS' INVESTMENTS

   In the case of some asset categories, most notably US large capitalization growth and value stocks, the NestEgg Funds can own every stock listed in the index. Many of the other indexes consist of thousands of securities. The NestEgg Funds as a practical matter do not hold them all. Instead, we employ a technique known as optimization. We select a group of securities whose diversity, fundamental characteristics and typical risks and returns will closely match the index as a whole. Including a particular security in one of the NestEgg Funds should in no way imply our opinion as to its attractiveness as an investment on its own.

                                                NESTEGG FUNDS
                                                CONTINUED

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                                                  [ICON]

   Just as the NestEgg Funds may not invest in all the securities in the indexes, they may invest in securities not included in any index. They may, for instance, invest in American and Global DEPOSITARY RECEIPTS to gain exposure to foreign stock markets. They may also invest in INDEX FUTURES CONTRACTS AND OPTIONS. This tactic can reduce the costs associated with direct investing. It also allows the Funds to approach the returns of a fully invested portfolio while keeping cash on hand to meet the Funds' anticipated cash needs.

   The Funds do not have to invest in every available index. Indeed, until a Master Portfolio has reached a net asset level of $100 million to $150 million, it is unlikely to invest in all the asset classes. More importantly, every asset category may not be appropriate for every Fund. Some may be too volatile for the NestEgg Funds with relatively short time horizons. Others may not offer enough expected return for Funds with relatively distant time horizons.

          DEPOSITARY RECEIPTS are receipts for shares of foreign stocks held on deposit in US banks or banks of major European countries. The receipts trade on the US or local European stock markets as would normal stocks, entitling their owners to the dividends and capital gains earned by the real shares stored in bank vaults.

   ADDITIONAL STRATEGIES

          INDEX FUTURES CONTRACTS are contracts to pay a fixed amount for each point change in a particular market index between the purchase date and the agreed-upon delivery date. The seller never actually delivers "shares" of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference in cash between the contract price and the market price on the agreed-upon date -- the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher.

          Unlike futures, which obligate both buyer and seller, OPTIONS obligate only one of the parties to the transaction. They grant the one party a right, for a price, either to buy or sell at a fixed sum any time up to an agreed-upon expiration date.

   THE NESTEGG FUNDS' MONEY MARKET INVESTMENTS

   The Funds' money market investments consist of high-quality, short-term debt obligations selected for their safety record and ability to maintain value. They all must have remaining maturities of 397 days (about 13 months) or less. They include:

          - US government debt securities

          - foreign and domestic bank obligations

          - corporate borrowings with less than a year to maturity

          REPURCHASE AGREEMENTS obligate a seller of securities to buy them back within a specified period of time (usually one week or less) at an agreed-upon price.

                                                NESTEGG FUNDS
                                                CONTINUED

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                                                  [ICON]

    ADDITIONAL RISKS TO THE           Besides the general risks described above under Principal
      FUNDS                           Risk Factors, the NestEgg Funds face additional risks
                                      discussed below. For a further discussion of NestEgg Fund
                                      risks, please refer to the Funds' Statement of Additional
                                      Information (SAI), which is incorporated by reference and is available free of charge by calling 1-888-266-8787.

                                      Derivatives. Index futures contracts and options on index
                                      futures contracts are generally considered
                                      derivatives -- they derive their value from the prices of
                                      the indexes. The floating rate or variable rate bonds that the Funds may purchase are also considered derivatives.
                                      Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden
                                      fluctuations in market prices. The Funds offset this
                                      exposure to increased loss with bank deposits or money
                                      market investments, stable holdings that offset the
                                      potential volatility of their derivative investments, as
                                      required by the Securities and Exchange Commission.

  FUND MANAGEMENT
                          [ICON]


                            THE INVESTMENT ADVISER

   INTRUST Financial Services, Inc., 105 North Main Street, Box One, Wichita, Kansas 67202 is the Adviser for the Funds. INTRUST is a wholly owned subsidiary of INTRUST Bank, N.A. INTRUST Bank is a national banking association which provides a full range of banking and trust services to clients. As of December 31, 2000, total assets under management were approximately $2 billion. Through its portfolio management team, INTRUST continuously reviews, supervises and administers the Funds' investment programs.

   For these advisory services, the NestEgg Funds paid advisory fees during their fiscal year ended February 28, 2001 as follows:

                                                   PERCENTAGE OF
                                                AVERAGE NET ASSETS
                                                 AS OF MOST RECENT
                                                  FISCAL YEAR END
                                          ------------------------------
     NestEgg Capital Preservation Fund                  0.57%
                                          ------------------------------
     NestEgg 2010 Fund                                  0.61%
                                          ------------------------------
     NestEgg 2020 Fund                                  0.63%
                                          ------------------------------
     NestEgg 2030 Fund                                  0.60%
                                          ------------------------------
     NestEgg 2040 Fund                                  0.60%
    --------------------------------------------------------------------

   Contractual fees (without waivers) are: each NestEgg Fund, 0.50% (including fees of 0.35% to BGFA and 0.15% to INTRUST). (Prior to July 1, 2001 contractual advisory fees were 0.55% to BGFA and 0.15% to INTRUST.) INTRUST waived a portion of its contractual advisory fee for certain NestEgg Funds for the fiscal year ended February 28, 2001.

   Thomas S. Gangel, Senior Vice President and Chief Investment Officer at INTRUST, is responsible for the investment management oversight for INTRUST in its role as adviser to the NestEgg Funds. Mr. Gangel has over 13 years of experience in the investment and trust industry, including the development of equity and fixed income investment services and individual portfolio and relationship management. INTRUST discharges its responsibilities subject to the supervision of, and policies set by, the Trustees of the Trust. Prior to his employment with INTRUST in 1997, Mr. Gangel served as a Director with First Asset Management from February, 1996 to June, 1997. From July 1995 to February of 1996, Mr. Gangel was Vice President with the FirstTier Bank.

  FUND MANAGEMENT
                          [ICON]




                            ADVISER TO THE MASTER PORTFOLIOS
   The NestEgg Funds are feeder funds that invest all of their assets in Master Portfolios with substantially identical investment objectives, strategies and policies.

   BGFA serves as investment adviser to each Master Portfolio. BGFA provides investment guidance and policy direction in connection with the management of each Master Portfolio's assets. BGFA is a wholly-owned subsidiary of BGI which, in turn, is an indirect subsidiary of Barclays Bank PLC (Barclays). BGFA is located at 45 Fremont Street, San Francisco, California 94105. As of March 31, 2001, BGI and its affiliates, including BGFA, provided investment advisory services for approximately $743 billion of assets. Each Master Portfolio has agreed to pay to BGFA a monthly fee at the annual rate of 0.35% of such Master Portfolio's average daily net assets as compensation for its advisory services.

   Unlike many traditional actively managed funds, there is no single portfolio manager who makes investment decisions for the Master Portfolios. Instead, a team of investment professionals evaluate recommendations made by BGFA's proprietary mathematical model. This process reflects BGFA's commitment to an objective and consistent investment management structure.

   BGI, BGFA, Barclays and their affiliates deal, trade and invest for their own account in the types of securities in which a Master Portfolio may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by a Master Portfolio. There are no affiliated transactions or affiliated broker transactions.

                            THE DISTRIBUTOR AND ADMINISTRATOR

   BISYS Fund Services is the Funds' Distributor and Administrator. Its address is 3435 Stelzer Road, Columbus, Ohio 43219.

   The SAI has more detailed information about the Investment Adviser and other service providers.

  SHAREHOLDER INFORMATION
                                  [ICON]


                                PRICING OF FUND SHARES
   ---------------------------
   HOW NAV IS CALCULATED
   The NAV is calculated by
   adding the total value of
   the Fund's investments and
   other assets, subtracting
   its liabilities and then
   dividing that figure by the
   number of outstanding
   shares of the Fund:
              NAV =
   Total Assets - Liabilities
   ------------------------------
        Number of Shares
           Outstanding

NESTEGG FUNDS

Per share net asset value (NAV) for each NestEgg Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time on days the Exchange is open. Share prices may fluctuate on days when purchases and sales cannot take place.
Your order for purchase, sale or exchange of shares is priced at the next determined offering price, which is NAV plus a 1.50% sales charge as noted in the section "Distribution Arrangements/Sales Charges", calculated after your order is received in good order.
Each NestEgg Fund's investment in the corresponding Master Portfolio is valued based on its pro rata share of such Master Portfolio's shares. Each Master Portfolio determines each corresponding NestEgg Fund shares on the same days and at the same time.
Each Master Portfolio's securities are generally valued at current market prices. If market quotations are not available, prices will be valued at fair value as determined in good faith by or at the direction of the Master Portfolios' Board of Trustees.

  SHAREHOLDER INFORMATION
                                  [ICON]


                                PURCHASING AND ADDING TO YOUR SHARES

                                                                                 MINIMUM       MINIMUM
                                                                                 INITIAL      SUBSEQUENT
                                                           ACCOUNT TYPE         INVESTMENT    INVESTMENT
                                                   Regular (non-retirement)       $1,000         $50
                                                   -----------------------------------------------------
                                                   Retirement (IRA)               $  250         $50
                                                   -----------------------------------------------------
                                                   Automatic Investment Plan      $1,000         $50

                                     All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks are not accepted.
                                     A Fund may waive its minimum purchase
                                     requirement and the Distributor may reject a purchase order if it considers it in the best interest of the Fund and its shareholders.
You may purchase Funds
   through the Funds'
   Distributor or through
   banks, brokers and other
   investment
   representatives, which
   may charge additional
   fees and may require
   higher minimum
   investments or impose
   other limitations on
   buying and selling
   shares. If you purchase
   shares through an
   investment
   representative, that
   party is responsible for
   transmitting orders by
   close of business and
   may have an earlier
   cut-off time for
   purchase and sale
   requests. Consult your
   investment
   representative or
   institution for specific
   information.

   -----------------------------------------------------------------------------

   AVOID 30% TAX WITHHOLDING
   The Funds are required to withhold 30% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Funds with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.
   -----------------------------------------------------------------------------

  SHAREHOLDER INFORMATION
                                  [ICON]


                                PURCHASING AND ADDING TO YOUR SHARES
                                CONTINUED
   INSTRUCTIONS FOR OPENING OR
   ADDING TO AN ACCOUNT

   BY REGULAR MAIL
   Initial Investment:

   1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

   2. Make check, bank draft or money order payable to "American Independence Funds Trust."

   3. Mail to: American Independence Funds Trust, P.O. Box 182498, Columbus, OH 43219-2498.

   Subsequent Investments:

   1. Use the investment slip attached to your account statement.
     Or, if unavailable,
   2. Include the following information on a piece of paper:
      - Fund name
      - Premium Class
      - Amount invested
      - Account name
      - Account number
      Include your account number on your check.
   3. Mail to: American Independence Funds Trust,
     P.O. Box 182498, Columbus, OH 43219-2498.
   BY OVERNIGHT SERVICE
   See instructions 1-2 above for subsequent investments.
   3. Send to: American Independence Funds,
      c/o BISYS Fund Services,
      Attn: T.A. Operations, 3435 Stelzer Road, Columbus, OH 43219.

   ELECTRONIC PURCHASES

   Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. Bank. Your bank or broker may charge for this service.

   Establish electronic purchase option on your account application or call
   (888) 266-8787. Your account can generally be set up for electronic purchases within 15 days.

   Call (888) 266-8787 to arrange a transfer from your bank account.

ELECTRONIC VS. WIRE TRANSFER
Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an
                                                      electronic purchase or
                                                      sale, the transaction is
                                                      made through the
                                                      Automated Clearing House
                                                      (ACH) and may take up to
                                                      eight days to clear.
                                                      There is generally no fee
                                                      for ACH transactions.

  SHAREHOLDER INFORMATION
                                  [ICON]


                                PURCHASING AND ADDING TO YOUR SHARES
                                CONTINUED
   BY WIRE TRANSFER

   Note: Your bank may charge a wire transfer fee.

   Please phone the Funds at (888) 266-8787 for instructions on opening an account or purchasing additional shares by wire transfer.

   You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days notice.

   AUTOMATIC INVESTMENT PLAN

   You can make automatic investments in the Funds from your bank account. Automatic investments can be as little as $50, once you've invested the $1,000 minimum required to open the account.

   To invest regularly from your bank account:

   Complete the Automatic Investment Plan portion on your Account Application. Make sure you note:

   - Your bank name, address and account number
   - The amount you wish to invest automatically (minimum $50)
   - When you want to invest (on either the fifth or twentieth day of each month)
   - Attach a voided personal check.

   -----------------------------------------------------------------------------

   DIVIDENDS AND DISTRIBUTIONS

   All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Capital gains are distributed at least annually.

   Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution.
   -----------------------------------------------------------------------------

  SHAREHOLDER INFORMATION
                                  [ICON]


                                SELLING YOUR SHARES
   INSTRUCTIONS FOR SELLING SHARES
   You may sell your shares
   at any time. Your sales
   price will be the next NAV
   after your sell order is
   received by the Fund, its
   transfer agent, or your
   investment representative.
   Normally you will receive
   your proceeds within a
   week after your request is
   received. See section on
   "General Policies on
   Selling Shares" below.

   BY TELEPHONE

   (unless you have declined telephone sales privileges)

     1. Call (888) 266-8787 with instructions as to how you wish to receive your funds (mail, wire, and electronic transfer).

   BY MAIL

     1. Call (888) 266-8787 to request redemption forms or write a letter of instruction indicating:
        - your Fund and account number
        - amount you wish to redeem
        - address where your check should be sent
        - account owner signature

     2. Mail to: American Independence Funds, P.O. Box 182498 Columbus, OH 43218-2499

   BY OVERNIGHT SERVICE

     See instruction 1 above.
     2. Send to: American Independence Funds, c/o BISYS Fund Services, Attn:
        T.A. Operations, 3435 Stelzer Road, Columbus, OH 43219

   WIRE TRANSFER

   You must indicate this option on your application.

   Call (888) 266-8787 to request a wire transfer. If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day.

   Note: Your financial institution may charge a separate fee.

WITHDRAWING MONEY FROM YOUR FUND INVESTMENT
As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

  SHAREHOLDER INFORMATION
                                  [ICON]


                                SELLING YOUR SHARES
                                CONTINUED
   ELECTRONIC REDEMPTION

   Call (888) 266-8787 to request an electronic redemption.

   Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank.

   If you call by 4 p.m. Eastern time, the NAV of your shares will be determined on the same day and the proceeds credited within 7 days.

   Your bank may charge for this service.

   SYSTEMATIC WITHDRAWAL PLAN

   You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $100. To activate this feature:

   - Make sure you've checked the appropriate box on the Account Application. Or call (888) 266-8787.
   - Include a voided personal check.
   - Your account must have a value of $10,000 or more to start withdrawals.
   - If the value of your account falls below $500, you may be asked to add sufficient funds to bring the account back to $500, or the Fund may close your account and mail the proceeds to you.

                                GENERAL POLICIES ON SELLING SHARES

   REDEMPTIONS IN WRITING REQUIRED

   You must request redemption in writing in the following situations:

   1. Redemptions from Individual Retirement Accounts (IRAs).

   2. Redemption requests requiring a signature guarantee, which include each of the following.

   - Redemptions over $10,000
   - Your account registration or the name(s) in your account has changed within the last 15 days
   - The check is not being mailed to the address on your account
   - The check is not being made payable to the owner of the account
   - The redemption proceeds are being transferred to another Fund account with a different registration.

   A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, credit union, clearing agency, or savings association.

   VERIFYING TELEPHONE REDEMPTIONS

   The Fund makes every effort to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

  SHAREHOLDER INFORMATION
                                  [ICON]


                                GENERAL POLICIES ON SELLING SHARES
                                CONTINUED
   REDEMPTION WITHIN 15 BUSINESS DAYS OF INITIAL INVESTMENT

   When you have made your initial investment by check, the proceeds of your redemption may be held up to 15 business days until the Transfer Agent is satisfied that the check has cleared. You can avoid this delay by purchasing shares with a certified check.

   POSTPONEMENT OF REDEMPTION REQUEST

   Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.

   REDEMPTION IN KIND

   Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

   CLOSING OF SMALL ACCOUNTS

   If your account falls below $500 due to redemptions, the Fund may ask you to increase your balance. If it is still below $500 after 30 days from written notice by the Fund to you, the Fund may close your account and send you the proceeds at the current NAV.

   UNDELIVERABLE REDEMPTION CHECKS

   For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the appropriate Fund.

  SHAREHOLDER INFORMATION
                                  [ICON]




                                DISTRIBUTION ARRANGEMENTS
   This section describes
   the sales charges and
   fees you will pay as an
   investor in the Premium
   Class offered by the
   Funds and ways to qualify
   for sales charge
   waivers.*

    -----------------------------------------------------

                                                          -----------------------------------------------------
     TYPES OF CHARGES                                     PREMIUM SHARES
     Sales Charge (Load)                                  1.50%
    -----------------------------------------------------------------------------------------------------------
                                                          Subject to annual distribution fees of up to 0.75% of
     Distribution and Service (12b-1) Fee                 the Fund's average daily net assets.
    -----------------------------------------------------------------------------------------------------------
     Fund Expenses                                        Higher annual expenses than Service Shares.
    -----------------------------------------------------------------------------------------------------------

   * The Funds also offer Service Class Shares which are offered by means of a separate prospectus.

                                CALCULATION OF SALES CHARGES
   Premium Class shares are sold at their public offering price. This price includes the initial sales charge. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. There is no sales charge on reinvested dividends and distributions.

                                SALES CHARGE WAIVERS
   The following qualify for waivers of sales charges applicable to Premium Class shares:

   - Existing shareholders of a Fund upon the reinvestment of dividend and capital gain distributions.

   - Officers, trustees and employees of the Funds; officers, directors, advisory board members, employees and retired employees of INTRUST Bank and its affiliates; and officers, directors and employees of any firm providing the Funds with legal, administrative, distribution, marketing, investment advisory or other services (and spouses, children and parents of each of the foregoing);

   - Investors for whom INTRUST Bank or its affiliates, an INTRUST correspondent bank, any sub-adviser or other financial institution acts in a fiduciary, advisory, custodial, agency, or similar capacity;

   - Fund shares purchased with the proceeds from a distribution from an account for which INTRUST Bank or its affiliates acts in a fiduciary, advisory, custodial, agency, or similar capacity (this waiver applies only to the initial purchase of a Fund subject to a sales load);

   - Investors who purchase Shares of a Fund through a payroll deduction plan, a 401(k) plan, a 403(b) plan, a 457 plan or other defined contribution plan, which by its terms permits the purchases of Shares;

   - Shares purchased in connection with "wrap" type investment programs, non-transaction fee investment programs and programs offered by fee-based financial planners, and other types of financial institutions (including omnibus service providers).

  SHAREHOLDER INFORMATION
                                  [ICON]




   -----------------------------------------------------------------------------

   REINSTATEMENT PRIVILEGE

   If you have sold shares and decide to reinvest in the Fund within a 90 day period, you will not be charged the applicable sales load on amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 90 days of the date your instructions to sell were processed.
   -----------------------------------------------------------------------------

                                DISTRIBUTION (12b-1) FEES
   12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund's shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.

   Premium Class shares pay a 12b-1 fee of up to 0.75% of the average daily net assets of a Fund. The Distributor has contractually agreed to waive .20% of the fee at least until June 30, 2003.

   Over time shareholders will pay more than the equivalent of the maximum permitted front-end sales charge because the 12b-1 distribution and service fees are paid out of the Fund's assets on an on-going basis.

                                SERVICE ORGANIZATION FEES
   Service Organization fees compensate various banks, trust companies, broker-dealers and other financial organizations for administrative services such as maintaining shareholder accounts and records for those investors purchasing shares through these channels. Shareholders may pay a service organization fee of up to 0.25% of the daily net assets of each Fund for services such as record keeping, communication with and education of shareholders, and asset allocation services.

  SHAREHOLDER INFORMATION
                                  [ICON]


                                MASTER-FEEDER FUND ARRANGEMENTS
   Each NestEgg Fund operates under a master-feeder structure. This means that each NestEgg Fund seeks its investment objective by investing all of its investable assets in another investment company which has a substantially identical investment objective. Each NestEgg Fund invests all of its assets in a corresponding Master Portfolio (each a "Master Portfolio"), each a series of Master Investment Portfolio. Each NestEgg Fund may withdraw its assets from the Master Portfolio and invest its assets in another investment company or, alternatively, it may hire INTRUST or any other investment adviser to manage the NestEgg Fund's assets directly if the Fund's Board of Trustees determines that this action would be in the shareholders' best interests.

                                DIVIDENDS, DISTRIBUTIONS AND TAXES

   Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Dividends on the NestEgg Funds are paid quarterly. Capital gains are distributed at least annually.

   Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

   An exchange of shares, like a redemption of shares, is considered a sale, and any related gains may subject to applicable taxes.

   Dividends are taxable as ordinary income. Taxation on capital gains will vary with the length of time the Fund has held the security -- not how long the shareholder has been in the Fund.

   Dividends are taxable in the year in which they are paid, even if they appear on your account statement the following year.

   You will be notified in January each year about the federal tax status of distributions made by the Fund, Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

   Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

  SHAREHOLDER INFORMATION
                                  [ICON]


                                EXCHANGING YOUR SHARES
   Shares of any NestEgg Fund in
   the Trust may be exchanged for
   shares of the same class in
   any other NestEgg Fund or the
   Money Market Fund in the
   Trust. You must meet the
   minimum investment
   requirements for the Fund into
   which you are exchanging.
   Exchanges from one Fund to
   another are taxable.
   NOTES ON EXCHANGES
   - The registration and tax
     identification numbers of
     the two accounts must be
     identical.
   - The Exchange Privilege may
     be changed or eliminated at
     any time upon a 60-day
     notice to shareholders.
   - No transaction fees are
     charged for exchanges.
   - Effective August 31, 2001,
     to prevent disruption in the
     management of the Funds, due
     to market timing strategies,
     exchange activity may be
     limited to five exchanges
     within a one year period and
     three exchanges in a
     calendar quarter.

   - You can exchange shares for
     shares of the Money Market
     Fund, a series of American
     Independence Funds Trust;
     however, if your exchange
     originated from the Money
     Market Fund, you must pay
     the sales charge when you
     exchange your shares for
     NestEgg Funds' shares. Be
     sure to request and read
     carefully the Money Market
     Fund prospectus before you
     exchange your NestEgg
     shares.
INSTRUCTIONS FOR EXCHANGING SHARES
Exchanges may be made by sending a written request to American Independence
                                            Funds, P.O. Box 182498, Columbus OH
                                            43218-2499, or by calling (888)
                                            266-8787. Please provide the
                                            following information:
  - Your name and telephone number
  - The exact name on your account and account number
  - Taxpayer identification number (usually your Social Security number)
  - Dollar value or number of shares to be exchanged
  - The name of the Fund from which the exchange is to be made
  - The name of the Fund into which the exchange is being made.
See "Selling Your Shares" for important information about telephone transactions.

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS:

The Funds' annual and semi-annual reports to shareholders, when available, contain additional information on each Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of Reports and the SAI or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:

                            AMERICAN INDEPENDENCE FUNDS
                            TRUST --
                            NESTEGG FUNDS
                            3435 STELZER ROAD
                            COLUMBUS, OHIO 43219
                            TELEPHONE: (888) 266-8787

You can review and copy the Fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

- For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-942-8090.

- Free from the Commission's Website at www.sec.gov.

- Requests for information may also be sent by electronic request to the following e-mail address: publicinfo@sec.gov.

Investment Company Act file no. 811-7505.